THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between The Mutual Fund Public Company Limited (the "Manager") (Thai Farmers Asset Management Co., Ltd.-effective January 1,
2000) and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. (formerly, Daiwa International Capital Management (H.K.) Ltd.) provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "TC". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    All general inquiries and requests for information should be directed to the Fund at (800) 426-5523 or (781) 575-2000. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302

    For specific information about your share account, please contact State Street Bank and Trust Company (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

    A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

The Thai Capital Fund, Inc.
c/o State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
Telephone: (800) 426-5523
         (781) 575-2000

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

                                                                January 24, 2000
DEAR SHAREHOLDERS:

    The management of the Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to inform its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET") and the Fund's performance for the year ended December 31, 1999.

REVIEW OF THE THAI ECONOMY IN 1999 AND ITS OUTLOOK

    The Thai economy continued to recover in 1999 from a sharp contraction of 10.4% in Gross Domestic Product (GDP) in 1998. The growth rates of GDP in the first, second, and third quarters stood at 0.9%, 3.5%, and 7.7%, respectively, and growth for the fourth quarter of 1999 is expected to continue. A series of measures introduced by the government, which included budget deficit spending, a stimulus package, a series of tax cuts, and lower interest rates, showed signs of paying off, as the recovery became evident. In addition to increased government spending, two other engines of economic growth were consumer spending and exports, which surged by 4.4% and 9.0% respectively in 1999. Improvement in consumer confidence was illustrated by a 63.3% year-on-year ("YoY") increase in car sales for the first eleven months of 1999 and a 43.7% increase in consumer goods imports in US dollar terms for the same period. The Composite Consumption Index climbed from 93.5 points in January 1999 to 99.8 points in December 1999, reflecting a return of consumer confidence. The government stimulus package, the boost in public spending, low interest rates, and rising consumer confidence should raise consumption spending further in 2000.

    Despite massive excess capacity in the manufacturing sector, private investment spending showed an encouraging sign as the Private Investment Index declined only 3% YoY in December 1999, compared to a decline of 23.0% in January 1999. The acceleration of government investment disbursed from the regular budget and the stimulus package should be able to offset a small reduction in private investment spending. Overall, aggregate public and private investment should register 3.4% growth in 1999. A moderate recovery of aggregate investment is expected in 2000.

    Exports performed well in the second half of 1999, having registered a mediocre growth rate of 0.89% YoY in the first half of 1999. The growth rate of exports for the second half of 1999 surged to 13.6% on rising intra-ASEAN trade, boosted by a strong world economy. However, imports outpaced exports, posting a growth rate of 29.9% for the same period. As a result, the current account surplus diminished from its 1998 level to US$11.2 billion. Nevertheless, this did not create any concern because foreign reserves stood at US$34.8 billion as of December 30, 1999.

THAI ECONOMIC OUTLOOK FOR 2000

    With the framework for corporate debt restructuring in place and recapitalization of the banking sector nearly completed, restructuring should proceed faster. Non-performing-loans (NPLs), having peaked in May '99 at Baht
2.7 trillion level or 47.72% of total loans, have since reduced to Baht 2.3 trillion or 47.72% of total loans by the end of 1999. Also, the Corporate Debt Restructuring Advisory Committee (CDRAC), which monitors major debt restructuring cases involving multiple creditors, reported that loans totaling Baht 1.07 trillion had been restructured by the end of December 1999. Moreover, the recent inauguration of Thailand's first credit bureau should discourage the non-payment culture. Apart from faster restructuring, the decline in reported NPL level will be aided by write-off of bad loans and transfer of bad loans to asset management companies (AMCs), as were the cases with Thai Farmers Bank and Radanasin Bank.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

    The policy of low interest rates is anticipated to continue well into 2000 to aid the economic recovery and to ease public debt burden on the government. The banking system is still flooded with liquidity; deposits declined by 0.3% in December 1999, while loans, excluding Bangkok International Banking Facilities (BIBFs), rose by 0.9% for the same period. We remain confident that NPL levels in the financial system will fall sharply over the next 12 months. Declining NPLs and rising economic growth could lead to more credit extensions in 2000, signaling that the Thai financial system is beginning to function again. A prime mover of the economic growth in 2000 is still exports which should perform well on strong US economic growth and improved regional economies. Imports are likely to outpace exports in term of actual growth and lower current account surplus in 2000

REVIEW OF THE THAI STOCK MARKET IN 1999

    In 1999, the SET index movement was volatile. The market went up during the first half of the year. Contributing to investors' bullishness were: enactment of the bankruptcy and foreclosure laws; expansionary government policies to kick start private spending and the economy; the assumption that NPLs had peaked and were expected to come down; low levels of interest rates and inflation; and Moody's upgrade of the credit ratings of 5 major commercial banks. The SET index reached its year-high at 545.91 points at the end of June.

    In contrast, most of the second half of the year saw the SET index go down before staging a rebound in November and December. The market bearishness was attributed to several factors: the Federal Reserve's decision to increase the Fed funds rate on three occasion; Standard & Poor's estimate that Thai banks needed an additional Baht 863.5 billion (US$23.3 billion) re-capitalization; slower-than-expected pace of NPL reduction and debt restructuring; a weaker Baht and surging oil prices; and Year 2000 concerns. The SET index dropped to around the 380 level by the last week of October before it rebounded to close at 481.92 points at the end of December with an average daily turnover for the whole year of Bt6.5 billion. In comparison with 1998's SET index close at 355.81 points and average daily turnover of Bt3.5 billion, the SET advanced 126.11 points or 35.44%, while average daily turnover surged Bt3 billion or 87%.

THE STOCK MARKET OUTLOOK FOR 2000

    The consensus view of local and foreign investors is for an improved market outlook in 2000. Expectations are for gradual market recoveries mirroring Thailand's economic recovery, with GDP forecast to grow by about 4%, as well as improved regional economies, especially those of China and Japan. The following items should also help the market: continuing falls in NPLs and progress in listed companies' debt restructuring; plans to set up AMCs by state and private banks could speed up NPLs reduction and require less additional funds for re-capitalization than many local and foreign investors have expected; internet stock trading, and Y2K concerns fading by the end of January or beginning of February. These positives are expected to lure foreign investors back to the market. In addition, earnings improvements, continuing low interest rates, and inflation should spur stock market investment. Possible concerns for the market are: possible consolidation of the Dow Jones Industrial Average and NASDAQ amid an expected Fed funds rate increase of 0.50-1.0% in 2000; the pace of debt restructuring; and political uncertainty in the wake of Senate and general elections in 2000. In addition, corporate restructuring in both real and financial sectors could result in rising unemployment and deteriorate private spending.

THE FUND'S PERFORMANCE AND STRATEGY

    As of December 31, 1999, the net asset value of the Fund was US$3.61 per share, as compared to US$3.12 on December 31, 1998. The total return based on Net Asset Value (NAV) in 1999 was 15.71% against a 33.57%

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
increase of the SET index in US dollar terms. Discounting foreign exchange loss because of the weakening of the Thai Baht from Baht 36.963 at the end of 1998 to Baht 37.482 at the end of 1999, the Fund had a return of 17.33% in Thai Baht terms, compared to a return of 35.44% based on the SET index.

    The Fund's underperformance was largely due to the Fund's position in banking stocks, which under-performed the market in 1999. However, it is expected that the operating profits of banks will improve in 2000, driven by widening margins and reduced NPLs. The Fund's investment in this sector has been focused on well-managed large banks, which have largely completed most of their re-capitalization plans.

    Assuming that all dividends paid to shareholders were reinvested, the Fund would have outperformed the SET index by 17.05% in US dollar terms since inception on May 30, 1990.

PORTFOLIO MANAGEMENT

    Mrs. Rinrada Settaleela has been the Fund's portfolio manager since 2 March 1999. Mrs. Rinrada Settaleela has worked for the Mutual Fund Public Company Limited since 1988 and has been serving the Fund as the assistant fund manager since 1991.

    Mrs. Dayana Bunnag is the Fund's new portfolio manager, effective on January 1, 2000. She is the President of Thai Farmers Asset Management Co., Ltd. (TFAM).

SUBSEQUENT EVENTS

    As of January 1, 2000, TFAM assumed the role of the Fund's investment manager pursuant to a Novation Agreement between the Fund, TFAM and The Mutual Fund Public Company Limited ("MFPC"). TFAM will replace MFPC under the Investment Contract and provide the same investment management services as MFPC had performed for the Fund.

    Also, Daniel F. Barry resigned as Acting President and Secretary of the Fund, effective as of January 14, 2000, and John A. Koopman resigned as Assistant Treasurer of the Fund, effective as of January 19, 2000. Mr. Barry and Mr. Koopman also resigned from their positions with the Fund's administrator, Daiwa Securities Trust Company.

    The Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

/s/ MASAYASU OHI
MASAYASU OHI
CHAIRMAN OF THE BOARD

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
THAI COMMON, WARRANTS AND PREFERRED STOCKS--94.93%

-------------------------------------------
COMMON STOCKS--90.59%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--22.08%
 1,304,500  Bangkok Bank Public Co., Ltd.*.....  $  2,123,006
   623,100  DBS Thai Danu Bank Public Co.,
             Ltd.*.............................       311,699
 2,237,000  The Thai Farmers Bank Public Co.,
             Ltd*..............................     2,566,325
                                                 ------------
                                                    5,001,030
                                                 ------------
BUILDING MATERIALS--13.51%
   321,566  Siam City Cement Public Co.,
             Ltd.*.............................     1,535,679
    69,600  The Siam Cement Public Co.,
             Ltd.*.............................     1,374,100
   181,600  Tipco Asphalt Public Co., Ltd.*....       150,195
                                                 ------------
                                                    3,059,974
                                                 ------------
CHEMICALS--0.90%
    50,000  National Petrochemical Public Co.,
             Ltd.*.............................        54,693
   317,100  Thai Petrochemical Industry Public
             Co., Ltd.*........................       148,051
                                                 ------------
                                                      202,744
                                                 ------------
COMMERCE--2.89%
   590,900  BIG C Supercenter Public Co.,
             Ltd.*.............................       398,064
   195,900  Berli Jucker Public Co., Ltd.......       256,099
                                                 ------------
                                                      654,163
                                                 ------------
COMMUNICATION--24.84%
   188,850  Advanced Info Serv. Public Co.,
             Ltd.*.............................     2,267,288

  SHARES                                            VALUE
----------                                       ------------
   200,700  Shin Corporations Public Co.,
             Ltd.*.............................  $  1,692,044
   544,450  Shinawatra Satellite Public Co.,
             Ltd.*.............................       570,131
   843,600  TelecomAsia Corp. Public Co.,
             Ltd.*.............................     1,097,207
                                                 ------------
                                                    5,626,670
                                                 ------------
ELECTRONIC COMPONENTS--0.04%
    12,000  K. R. Precision Public Co.,
             Ltd.*.............................         8,884
   100,000  Thai Precision Manufacturing
             Company Ltd.*++...................            27
                                                 ------------
                                                        8,911
                                                 ------------
ENERGY--4.64%
   153,400  Banpu Public Co., Ltd..............       112,547
   241,700  Electricity Generating Public Co.,
             Ltd...............................       225,695
   115,200  PTT Exploration and Production
             Public Co. Ltd.*..................       713,046
                                                 ------------
                                                    1,051,288
                                                 ------------
ENTERTAINMENT & RECREATION--6.93%
   181,000  BEC World Public Co., Ltd..........     1,284,510
   282,777  United Broadcasting Corp. Public
             Co., Ltd.*........................       284,799
                                                 ------------
                                                    1,569,309
                                                 ------------
FINANCE & SECURITIES--7.00%
   272,900  ABN Amro Asia Securities Public
             Co., Ltd.*........................       513,298

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

COMMON STOCKS--90.59% (CONCLUDED)
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
FINANCE & SECURITIES (CONCLUDED)
   260,000  Capital Nomura Securities Public
             Co., Ltd.*........................  $    450,883
 1,133,300  National Finance Public Co.,
             Ltd.*.............................       476,215
   117,000  Seamico Securities Public Co.,
             Ltd.*.............................       143,589
                                                 ------------
                                                    1,583,985
                                                 ------------
PRINTING & PUBLISHING--1.01%
   327,900  Amarin Printing Group Public Co.
             Ltd...............................       229,640
                                                 ------------
PROPERTY DEVELOPMENT--2.53%
   178,800  Central Pattana Public Co., Ltd....       166,960
   634,620  Land and House Public Co., Ltd.*...       406,352
                                                 ------------
                                                      573,312
                                                 ------------
TRANSPORTATION--2.65%
   736,300  Bangkok Expressway Public Co.,
             Ltd.*.............................       363,416
   157,100  Thai Airways Int'l Public Co.,
             Ltd.*.............................       236,811
                                                 ------------
                                                      600,227
                                                 ------------
UTILITIES--1.33%
   403,100  Eastern Water Resources
             Development & Management Public
             Co., Ltd..........................       301,126
                                                 ------------
VEHICLES & PARTS--0.24%
    95,700  Thai Storage Battery Public Co.,
             Ltd.*.............................        54,894
                                                 ------------
Total Thai Common Stocks
  (Cost--$19,052,367)..........................    20,517,273
                                                 ------------

-------------------------------------------
PREFERRED STOCKS--3.60%
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--3.60%
   663,500  The Siam Commercial Bk PLC-Pfd
             (Foreign)*+.......................  $    814,284
                                                 ------------
Total Thai Preferred Stocks
  (Cost--$901,888).............................       814,284
                                                 ------------

-------------------------------------------
WARRANTS--0.74%
-------------------------------------------

BANKS--0.67%
   323,300  The Siam Commercial Bank Public
             Co., Ltd.*........................       150,946
                                                 ------------
ENERGY--0.00%
   152,300  Banpu Public Co., Ltd.*............             0
                                                 ------------
FINANCE & SECURITIES--0.07%
    27,950  Seamico Securities Public Co.,
             Ltd.*.............................        16,778
                                                 ------------
Total Thai Warrants
  (Cost--$180,297).............................       167,724
                                                 ------------
Total Thai Common, Preferred
  Stocks & Warrants
  (Cost--$20,134,552)..........................    21,499,281
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--1.37%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
THAI BAHT SAVINGS ACCOUNTS--0.97%
       100  Bank Credit Agricole Indosuez Ltd.,
             1.00% (Payable on Demand).........         2,668

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.37% (CONCLUDED)
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
     8,100  Citibank N.A. Gold, 1.00% (Payable
             on Demand)........................  $    216,104
                                                 ------------
Total Thai Baht Savings Accounts...............       218,772
                                                 ------------
U.S. DOLLAR TIME DEPOSIT--0.40%
        92  Bank of New York, 2.70% due
             1/3/00............................        91,677
                                                 ------------
Total Short-Term Investments
  (Cost--$304,217).............................       310,449
                                                 ------------
Total Investments--96.30%
  (Cost--$20,438,769)..........................    21,809,730
Assets in excess of other liabilities--
  3.70%........................................       837,731
                                                 ------------
NET ASSETS (Applicable to 6,278,588 shares of
  capital stock outstanding; equivalent to
  $3.61 per share)--100.00%....................  $ 22,647,461
                                                 ============

------------------------

   + Foreign shares of the above issues are those held by non-Thai residents. Ownership of such shares is generally limited and subject to a premium to local shares (those held by residents of Thailand).
  ++ Unlisted security. This unlisted security has been valued in good faith in such a manner as prescribed by the Board of Directors.
   *  Non-income producing securities.

-------------------------------------------
TEN LARGEST EQUITY
CLASSIFICATIONS HELD
DECEMBER 31, 1999
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Banks**#...........................    26.35%
Communication......................    24.84
Building Materials.................    13.51
Finance & Securities#..............     7.07
Entertainment & Recreation.........     6.93
Energy.............................     4.64
Commerce...........................     2.89
Transportation.....................     2.65
Property Development...............     2.53
Utilities..........................     1.33
-----------------------------------------------
**Includes the value of preferred stock.
#Includes the value of warrants.

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
DECEMBER 31, 1999
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
The Thai Farmers Bank
Public Co., Ltd....................    11.33%
Advanced Information Service
  Public Co., Ltd..................    10.01
Bangkok Bank Public Co., Ltd.......     9.37
Shin Corporations Public Company
  Ltd. (Foreign)...................     7.47
The Siam City Cement
Public Co., Ltd....................     6.78
The Siam Cement
Public Co., Ltd....................     6.07
BEC World Public Co., Ltd..........     5.67
TelecomAsia Corp. Public
Co., Ltd...........................     4.84
The Siam Commercial BK PLC--
Preferred+.........................     3.60
PTT Exploration and Production
  Public Co., Ltd..................     3.15

See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$20,438,769).......................    $  21,809,730
  Cash denominated in foreign currency
   (cost--$476,871)..........................          478,189
  Receivable for securities sold.............          477,414
  Interest receivable........................            1,934
  Prepaid expenses...........................           14,673
                                                 -------------
    Total assets.............................       22,781,940
                                                 -------------
LIABILITIES
  Payable for securities purchased...........           40,633
  Accrued expenses and other liabilities.....           93,846
                                                 -------------
    Total liabilities........................          134,479
                                                 -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   6,278,588 shares issued and outstanding...           62,786
  Paid-in capital in excess of par value.....       63,009,342
  Accumulated net realized loss on
   investments and foreign currency
   transactions..............................      (41,797,402)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........        1,372,735
                                                 -------------
    Net assets applicable to shares
     outstanding.............................    $  22,647,461
                                                 =============
        NET ASSET VALUE PER SHARE............    $        3.61
                                                 =============

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest...................................    $     45,165
  Dividends..................................         193,174
                                                 ------------
    Total investment income..................         238,339
                                                 ------------
EXPENSES:
  Administration fee.........................         150,000
  Legal fees and expenses....................         145,756
  Investment advisory fee....................         125,667
  Investment management fee..................         124,041
  Osaka Securities Exchange listing fees and
   expenses..................................          89,688
  Reports and notices to shareholders........          69,228
  Directors' fees and expenses...............          58,668
  Audit and tax services.....................          45,947
  Insurance expense..........................          31,507
  Custodian fees and expenses................          30,615
  Transfer agency fee and expenses...........          18,354
  Other......................................          23,214
                                                 ------------
    Total expenses...........................         912,685
                                                 ------------
NET INVESTMENT LOSS BEFORE WAIVERS...........        (674,346)
  Waiver of:
  Administration fee.........................          50,000
  Investment advisory fee....................          41,889
                                                 ------------
NET INVESTMENT LOSS AFTER WAIVERS............        (582,457)
                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (8,043,805)
  Net realized foreign currency transaction
   losses....................................         (49,705)
  Net change in unrealized appreciation
   (depreciation) on equity investments......      11,764,551
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................          (6,760)
                                                 ------------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................       3,664,281
                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $  3,081,824
                                                 ============

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                 ----------------------------
                                                     1999            1998
                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)...............    $   (582,457)   $   (309,823)
  Net realized loss on:
    Investments..............................      (8,043,805)    (15,967,602)
    Foreign currency transactions............         (49,705)       (456,408)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      11,764,551     (17,302,809)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          (6,760)        895,485
                                                 ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations.................       3,081,824       1,464,461
NET ASSETS:
  Beginning of year..........................      19,565,637      18,101,176
                                                 ------------    ------------
  End of year................................    $ 22,647,461    $ 19,565,637
                                                 ============    ============

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

    The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with The Mutual Fund Public Company Limited (the "Manager"). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

    TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

    Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
investment income and net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. The temporary book/tax differences are primarily related to wash sale loss deferrals and a post-October capital loss deferral.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the valuation date; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are accounted for on the trade date (the date upon which the order to buy or sell is executed). Costs used in determining realized gains and losses on the sale of investments are those of specific securities sold. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's net assets. At December 31, 1999, the Fund owed the Manager $12,104. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended December 31, 1999, there were no such expenses incurred.

    Under the International Investment Advisory Agreement, Daiwa SB Investments
(HK) Ltd. (the "Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee,which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. However, for the year ended December 31, 1999, there were no out-of-pocket expenses incurred by the Adviser. Effective on January 1, 1999, the Adviser has voluntarily decreased its fee to 0.40% of the Fund's average net assets for the year ended
December 31, 1999. At December 31, 1999, the Fund owed the Adviser $7,042, net of waivers.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administraton fee to $100,000 for the year ended December 31, 1999. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. However, during the year ended December 31, 1999, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the year ended December 31, 1999, DSTC earned $7,982, as compensation for its custodial services to the Fund.

    At December 31, 1999, the Fund owed $8,333 and $1,042 to DSTC for administration and custodian fees, respectively.

    The Fund paid or accrued $145,756 during the year ended December 31, 1999 for legal services in conjunction with the Fund's ongoing operations to the Fund's law firm, Clifford Chance Rogers & Wells LLP, of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    During the year ended December 31, 1999, the Fund made purchases of $13,628,018 and sales of $12,086,723 of investment securities, excluding short-term securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $20,598,572, excluding $304,217 of short-term investments. At December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $900,709, of which $5,687,726 related to depreciated securities and $4,787,017 related to appreciated securities.

    At December 31, 1999, the Fund had a capital loss carryover of $38,749,688, of which $8,055,254 expires in the year 2005, $24,330,001 expires in the year 2006, and $6,364,433 expires in the year 2007 available to offset future net capital gains.

    At December 31, 1999, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $49,705 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book/tax differences relating to net realized foreign currency losses and reclassified $632,162 from accumulated net investment loss to paid-in capital in excess of par value relating to a net operating loss for the year ended December 31, 1999.

CONCENTRATION OF RISK

    The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

    The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized.

    Of the 6,278,588 shares outstanding at December 31, 1999, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 14,460 shares.

SUBSEQUENT EVENT
As of January 1, 2000, Thai Farmers Asset Management Co. Ltd. ("TFAM") assumed the role of the Fund's investment manager pursuant to a Novation Agreement between the Fund, TFAM and The Mutual Fund Public Company Limited ("MFPC"). TFAM will replace MFPC under the Investment Contract and provide the same investment services as MFPC had performed for the Fund. The investment management fee as a percentage of net assets payable by the Fund to TFAM will remain the same as the investment management fee previously paid to MFPC.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                       --------------------------------------------------------
                                                         1999        1998        1997        1996        1995
                                                       --------    --------    --------    --------    --------
Net asset value, beginning of year...............      $ 3.12      $ 2.88      $ 9.61      $ 17.52     $ 20.11
                                                       --------    --------    --------    --------    --------
Net investment income (loss).....................       (0.09)      (0.05)       0.07*       0.02*      (0.06)*
Net realized and unrealized gains (losses) on
 investments and foreign
 currency transactions...........................        0.58        0.29       (6.80)*     (4.58)*     (0.51)*
                                                       --------    --------    --------    --------    --------
Net increase (decrease) in net asset value
 resulting from operations.......................        0.49        0.24       (6.73)      (4.56)      (0.57)
                                                       --------    --------    --------    --------    --------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign
   currency transactions.........................         --          --          --        (3.35)      (2.00)
                                                       --------    --------    --------    --------    --------
Dilutive effect of dividend reinvestment.........         --          --          --          --        (0.02)
                                                       --------    --------    --------    --------    --------
Net asset value, end of year.....................      $ 3.61      $ 3.12      $ 2.88      $ 9.61      $ 17.52
                                                       ========    ========    ========    ========    ========
Per share market value, end of year..............      $ 4.875     $ 3.813     $ 3.750     $ 10.000    $ 15.750
                                                       ========    ========    ========    ========    ========
Total investment return:
  Based on market price at beginning and end of
   year, assuming reinvestment of dividends......       27.87%       1.67%     (62.50)%    (21.03)%      8.53%
  Based on net asset value at beginning and end
   of year, assuming reinvestment
   of dividends..................................       15.71%       8.33%     (70.03)%    (31.78)%     (0.19)%
Ratios and supplemental data:
  Net assets, end of year (in millions)                $22.6       $19.6       $18.1       $60.1       $108.8
  Ratios to average net assets of:
    Expenses, excluding Thai taxes applicable to
     net investment income.......................        3.92%       3.83%       2.78%       2.11%+      2.17%+
    Expenses, including Thai taxes applicable to
     net investment income.......................        3.92%       3.83%       3.16%       2.26%+      2.29%+
    Expenses excluding waiver of Administration
     fee applicable to net investment income.....        4.16%       4.09%        --          --          --
    Expenses including waiver of Administration
     fee applicable to net investment income.....        3.92%       3.83%        --          --          --
    Net investment income (loss)*................       (2.78)%     (1.64)%      1.15%       0.15%      (0.33)%
Portfolio turnover...............................       63.45%      38.91%      40.61%      33.36%      29.90%

-----------------------------------------------------------------
  *  After provision for Thai taxes.
  +  Ratios for the years ended December 31, 1996 and 1995
     include certain costs incurred in connection with the
     proposed rights offering which have been expensed by the
     Fund. If such expenses had not been included, the ratios
     would have been 2.07% and 2.22%, respectively, for the year ended December 31, 1996, and 2.03% and 2.14%, respectively, for the year ended December 31, 1995.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Thai Capital Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Capital Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 11, 2000

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year.

    There will be no dividend payment or foreign tax credit with respect to the fiscal year 1999.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

-----------------------------------------

BOARD OF DIRECTORS

Masayasu Ohi, CHAIRMAN
Austin C. Dowling
Robert F. Gurnee
Alfred C. Morley
Virabongsa Ramangkura
----------------------------------------------

OFFICERS

Sean J. Peters
TREASURER
Judy Runrun Tu
ASSISTANT SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY

----------------------------------------------

ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
----------------------------------------------
INVESTMENT MANAGER
Thai Farmers Asset Management Co., Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (HK) Ltd.

ADMINISTRATOR
Daiwa Securities Trust Company

CUSTODIANS
Bangkok Bank Public Company, Ltd.
  (Thai Custodian)
Daiwa Securities Trust Company
  (U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
----------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                           -------------------------

                                     [LOGO]

                                THE THAI CAPITAL
                                   FUND, INC.
                               ------------------